EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS
ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT
I, Mark A. Peterson, Vice President and Chief Financial Officer of Entertainment Properties Trust (the “registrant”), have executed this certification for furnishing to the Securities and Exchange Commission in connection with the filing with the Commission of the registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2007 (the “Report”). I hereby certify that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Mark A. Peterson
Mark A. Peterson
Vice President and Chief Financial Officer

Date: August 1, 2007

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